SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                ______________________


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (date of earliest event reported):  May 1, 1997
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                          ADVANCED MAMMOGRAPHY SYSTEMS, INC.
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                (Exact name of registrant as specified in its charter)



                    Delaware                  0-20968         04-3166348
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          (State or other jurisdiction of   (Commission      (IRS Employer
          incorporation or organization)    File Number)     Identification
                                                                 No.)


                 46 Jonspin Road, Wilmington, Massachusetts         01887
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                  (Address of principal executive offices)       (Zip Code)



     Registrant's telephone number, including area code: (508) 657-8876
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                                              N/A
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          (Former name or former address, if changed since last report.)



                                                          Page 1 of 4 Pages

                Item 5.   Other Events
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                    On May 1, 1997, upon the termination of an Escrow
          Agreement, dated as of January 25, 1993 (the "Escrow Agreement"), among Advanced Mammography Systems, Inc. (the "Company"), American Stock Transfer & Trust Company and Advanced NMR Systems, Inc. ("ANMR"), ANMR returned to the Company 2,750,000 shares (the "Escrow Shares") of the Company's Common Stock, $.01 par value. The Escrow Shares are to be cancelled and restored to the status of authorized but unissued shares of the Company's Common Stock. Upon the cancellation of the Escrow Shares, the number of issued and outstanding shares of the Company's Common Stock was reduced to 7,616,254 shares, and ANMR's ownership of the Company's Common Stock was reduced to 1,250,000 shares.

                    The Escrow Agreement had provided for release of the Escrow Shares to ANMR in the event certain specified minimum pretax income targets for the Company or certain bid price targets for the Company's Common Stock were reached by December 31, 1996. None of the targets was reached.

                    On May 1, 1997, the Company issued a press release announcing the return of the Escrow Shares. A copy of the press release is included herein as Exhibit 99.1.


          Item 7.   Financial Statements and Exhibits.
          ------    ---------------------------------

          (c)  Exhibits:

               99.1   Press release, dated May 1, 1997

                                      SIGNATURES
                                      ----------

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


          Dated:  May 12, 1997


                                        ADVANCED MAMMOGRAPHY SYSTEMS, INC.

                                        By:   /s/ Jack Nelson
                                             --------------------------
                                             Name:   Jack Nelson
                                             Title:  Chairman

                                   EXHIBIT INDEX

          Exhibit        Description
          -------        -----------
            99.1         Press release, dated May 1, 1997